DEBT - Summary of Debt Maturities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
2024	$ 109,309
2025	477,584
2026	171,530
2027	217,789
2028	316,962
Thereafter	87,499
Total U.S. dollar denominated floating rate debt	1,380,673	$ 1,131,506
Deferred charges	(10,606)	(10,650)	$ (11,378)	$ (8,539)
Total debt	$ 1,370,067	$ 1,120,856	$ 1,262,345	$ 1,045,483